Investor contact:                        Media contact:
Brad Burke                            Leslie Wojcik
SEI                                SEI
+1 610-676-5350                        +1 610-676-4191
bburke2@seic.com                        lwojcik@seic.com
Pages:        10

FOR IMMEDIATE RELEASE

SEI Reports First-Quarter 2025 Financial Results

OAKS, Pa., April 23, 2025 – SEI Investments Company (NASDAQ:SEIC) today announced financial results for the first quarter 2025. Relative to the first quarter 2024, EPS increased by 18%, and revenue and operating income grew by 8% and 25%, respectively, with operating margins increasing to 28%.

Consolidated Overview
(In thousands, except earnings per share)	For the Three Months Ended March 31,
	2025	2024	%

Revenues	$551,344	$511,579	8%
Operating income	157,097	125,851	25%
Operating margin	28%	25%	12%
Net income	151,517	131,400	15%
Diluted earnings per share	$1.17	$0.99	18%

“Building upon our strong momentum heading into 2025, our first-quarter results reflect another record quarter in net sales events, totaling $47 million and reinforcing our enterprise mindset and the evolution of our go-to-market strategy. Our business segments achieved higher operating profits and expanded margins—each contributing to our growth in the quarter,” said CEO Ryan Hicke.
“We’ve built our company and a resilient operating model to navigate market cycles, and we continue to engage with our clients to help them make informed, strategic decisions for long-term success. I’m confident in our team’s ability to capitalize on market opportunities, execute our growth strategies, and maximize enterprise value for shareholders.”

Summary of First-Quarter Results by Business Segment

(In thousands)	For the Three Months Ended March 31,
	2025	2024	%
Investment Managers:
Revenues	$192,048	$172,653	11%
Expenses	117,211	109,550	7%
Operating Profit	74,837	63,103	19%
Operating Margin	39%	37%

Private Banks:
Revenues	137,714	130,137	6%
Expenses	114,749	112,974	2%
Operating Profit	22,965	17,163	34%
Operating Margin	17%	13%

Investment Advisors:
Revenues	136,576	122,718	11%
Expenses	72,455	66,958	8%
Operating Profit	64,121	55,760	15%
Operating Margin	47%	45%

Institutional Investors:
Revenues	68,506	71,778	(5)%
Expenses	35,870	40,109	(11)%
Operating Profit	32,636	31,669	3%
Operating Margin	48%	44%

Investments in New Businesses:
Revenues	16,500	14,293	15%
Expenses	18,496	18,383	1%
Operating Loss	(1,996)	(4,090)	(51)%

Totals:
Revenues	$551,344	$511,579	8%
Expenses	358,781	347,974	3%
Corporate Overhead Expenses	35,466	37,754	(6)%
Income from Operations	$157,097	$125,851	25%

First-Quarter Business Highlights:
•SEI achieved diluted EPS of $1.17, up 18% from the prior year, reflecting acceleration on the momentum achieved in the second half of 2024. SEI's strong EPS growth is attributable to both operating profit growth and margin improvement in each of our reportable segments, and the benefit of our share repurchase program. SEI had no material items in Q1 2025 affecting the comparability of EPS.
•Net sales events during the first quarter 2025 were $46.6 million, bringing net sales events for the trailing 12 months to $153.2 million. Both the single-quarter and trailing 12-month net sales events represent record-high levels for SEI, and similar to last quarter, the drivers of net sales activity were broad-based, coming from multiple existing and new clients.
◦Despite recent capital markets volatility, SEI's sales pipeline remains solid, and we have not yet sensed any slowdown in market activity.
•Consolidated revenues and operating income increased by 8% and 25%, respectively, from Q1 2024. SEI's consolidated operating margin of 28% represents the highest level achieved in the last three years, demonstrating increasing focus on profitability and cost leverage against healthy revenue growth.
◦Private Banks operating profit growth of 34% reflects the inflection in sales event momentum which began in Q2 2024, in addition to continued cost discipline.
◦Investment Managers operating profit growth of 19% was driven by sales event growth, particularly among alternative and global investment managers. Investment Managers also realized a benefit from new product offerings, notably our Luxembourg depositary services, reflecting investments to enhance our global service offering and operational footprint.
◦Investment Advisors operating profit growth of 15% was largely driven by a $20.8 million contribution from the Integrated Cash Program in Q1 2025, more than double the $9.6 million contribution realized in Q1 2024.
◦Relative to Q4 2024, both Investment Advisors and Institutional Investors realized modest revenue declines, mostly attributable to the full-quarter impact of AUM declines occurring in late 2024 and two fewer calendar days in Q1 2025 vs. Q4 2024.
•Average assets under administration increased by 3%, and average assets under management were flat relative to Q4 2024. Ending assets under management increased by 2% despite a 4.6% decline in US equities in Q1, reflecting SEI's significant diversification across asset types and geographies in addition to modest net inflows for the Advisors and Institutional segments.
◦Institutional Investor and Investment Advisor net flows were modestly positive as inflows into Strategist and traditional SMA offerings offset outflows in mutual fund products.
•Earnings from LSV decreased to $28.7 million in the first quarter 2025 as compared to $31.6 million in the first quarter 2024 due to the full-quarter impact of late-2024 AUM declines in addition to slightly lower incentive fees vs. Q1 2024.
•SEI repurchased 2.5 million shares of common stock for $192.8 million during the first quarter 2025 at an average price of $77.10 per share, bringing total shares repurchased to 8.5 million for the trailing 12 months.

Earnings Conference Call
A conference call and presentation to review earnings is scheduled for 5 p.m. Eastern time on April 23, 2025. Analysts and investors are invited to join the call by completing the registration form. The public is invited to review the presentation and listen to the call and replay at ir.seic.com/events-presentations/events.
Link for registration form: https://register-conf.media-server.com/register/BIe62cc6f4c3834b628b007ec32e594a64
About SEI®
SEI (NASDAQ:SEIC) is a leading global provider of financial technology, operations, and asset management services within the financial services industry. SEI tailors its solutions and services to help clients more effectively deploy their capital—whether that’s money, time, or talent—so they can better serve their clients and achieve their growth objectives. As of March 31, 2025, SEI manages, advises, or administers approximately $1.6 trillion in assets. For more information, visit seic.com.
This release contains forward-looking statements within the meaning or the rules and regulations of the Securities and Exchange Commission. In some cases you can identify forward-looking statements by terminology, such as "may," "will," "expect," "believe" and "continue" or "appear." Our forward-looking statements include our current expectations as to:
•the benefits to our clients of our engagement;
•the strength of our pipelines;
•our focus on profitability and cost leverage;
•our investment priorities;
•the value we will deliver to our stakeholders; and
•when and if we will generate net annualized recurring revenues from sales events that occurred during the quarter, as well as the amount of any such revenue.
You should not place undue reliance on our forward-looking statements, as they are based on the current beliefs and expectations of our management and subject to significant risks and uncertainties, many of which are beyond our control or are subject to change. Although we believe the assumptions upon which we base our forward-looking statements are reasonable, they could be inaccurate. Some of the risks and important factors that could cause actual results to differ from those described in our forward-looking statements can be found in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended Dec. 31, 2024, filed with the Securities and Exchange Commission.
# # #

SEI INVESTMENTS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data) (Unaudited)

	For the Three Months Ended March 31,
	2025	2024

Asset management, admin. and distribution fees	$432,143	$404,366
Information processing and software servicing fees	119,201	107,213

Total revenues	551,344	511,579

Subadvisory, distribution and other asset mgmt. costs	47,532	46,768
Software royalties and other information processing costs	9,081	8,471
Compensation, benefits and other personnel	190,784	192,916
Stock-based compensation	14,138	11,059
Consulting, outsourcing and professional fees	56,001	51,976
Data processing and computer related	39,319	37,160
Facilities, supplies and other costs	18,755	18,603
Amortization	10,710	10,386
Depreciation	7,927	8,389

Total expenses	394,247	385,728

Income from operations	157,097	125,851

Net gain from investments	493	2,256
Interest and dividend income	10,221	10,819
Interest expense	(185)	(139)
Equity in earnings of unconsolidated affiliate	28,747	31,643

Income before income taxes	196,373	170,430

Income taxes	44,856	39,030

Net income	$151,517	$131,400

Basic earnings per common share	$1.20	$1.00

Shares used to calculate basic earnings per share	126,561	131,417

Diluted earnings per common share	$1.17	$0.99

Shares used to calculate diluted earnings per share	129,450	132,745

SEI INVESTMENTS COMPANY
CONSOLIDATED BALANCE SHEETS
(In thousands) (Unaudited)

	March 31,	December 31,
	2025	2024
Assets
Current Assets:
Cash and cash equivalents	$710,685	$839,891
Restricted cash	302	302
Receivables from investment products	49,460	54,118
Receivables, net of allowance for doubtful accounts of $1,790 and $1,435	601,338	567,634
Securities owned	31,174	29,583
Assets held for sale	22,765	—
Other current assets	62,663	60,282
Total Current Assets	1,478,387	1,551,810

Property and Equipment, net of accumulated depreciation of $494,941 and $493,219	159,264	159,643
Operating Lease Right-of-Use Assets	25,225	28,905
Capitalized Software, net of accumulated amortization of $648,268 and $641,071	235,696	236,023
Investments	278,084	315,567
Goodwill	167,899	170,287
Intangible Assets, net of accumulated amortization of $37,833 and $55,835	66,484	77,370
Deferred Contract Costs	47,751	45,855
Deferred Income Taxes	55,209	51,984
Other Assets, net	52,043	47,162
Total Assets	$2,566,042	$2,684,606

Liabilities and Equity
Current Liabilities:
Accounts payable	$11,168	$13,081
Accrued liabilities	224,696	347,513
Current portion of long-term operating lease liabilities	7,359	7,900
Deferred revenue	13,824	12,019
Liabilities related to assets held for sale	4,383	—
Total Current Liabilities	261,430	380,513

Long-term Income Taxes Payable	803	803
Long-term Operating Lease Liabilities	20,971	24,235
Other Long-term Liabilities	24,986	26,943
Total Liabilities	308,190	432,494

Shareholders' Equity:
Common stock, $0.01 par value, 750,000 shares authorized; 124,784 and 126,840 shares issued and outstanding	1,247	1,268
Capital in excess of par value	1,558,125	1,539,816
Retained earnings	737,020	758,003
Accumulated other comprehensive loss, net	(38,540)	(46,975)
Total Shareholders' Equity	2,257,852	2,252,112
Total Liabilities and Shareholders' Equity	$2,566,042	$2,684,606

SEI INVESTMENTS COMPANY
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(In thousands) (Unaudited)

	For the Three Months Ended March 31,
	2025	2024
Cash flows from operating activities:
Net income	$151,517	$131,400
Adjustments to reconcile net income to net cash provided by operating activities	(5,037)	(19,106)
Net cash provided by operating activities	$146,480	$112,294
Net cash used in investing activities	($38,350)	($37,634)
Net cash used in financing activities	($241,548)	($62,157)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	4,212	(572)
Net (decrease) increase in cash, cash equivalents and restricted cash	(129,206)	11,931
Cash, cash equivalents and restricted cash, beginning of period	840,193	834,998
Cash, cash equivalents and restricted cash, end of period	$710,987	$846,929

ENDING ASSET BALANCES
(In millions) (Unaudited)

	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,
	2024	2024	2024	2024	2025
Investment Managers:
Collective trust fund programs (A)	$161,660	$192,747	$204,429	$202,384	$209,491
Liquidity funds	202	221	233	188	244
Total assets under management	$161,862	$192,968	$204,662	$202,572	$209,735
Client assets under administration	959,904	998,315	1,022,515	1,032,812	1,061,067
Total assets	$1,121,766	$1,191,283	$1,227,177	$1,235,384	$1,270,802

Private Banks:
Equity and fixed-income programs	$25,282	$25,031	$26,565	$25,523	$25,590
Collective trust fund programs	5	5	5	4	4
Liquidity funds	2,733	2,699	2,948	2,688	3,670
Total assets under management	$28,020	$27,735	$29,518	$28,215	$29,264
Client assets under administration	8,024	7,813	8,349	8,340	8,365
Total assets	$36,044	$35,548	$37,867	$36,555	$37,629

Investment Advisors:
Equity and fixed-income programs	$74,715	$74,556	$78,361	$76,283	$75,689
Liquidity funds	4,722	4,301	2,790	3,105	3,153
Total Platform assets under management	$79,437	$78,857	$81,151	$79,388	$78,842
Platform-only assets	20,516	21,908	24,501	25,244	25,591
Platform-only assets-deposit program	897	894	2,447	2,398	2,216
Total Platform assets	$100,850	$101,659	$108,099	$107,030	$106,649

Institutional Investors:
Equity and fixed-income programs	$75,969	$75,542	$79,252	$75,481	$76,491
Collective trust fund programs	1	1	1	1	1
Liquidity funds	2,179	2,309	1,829	1,511	1,580
Total assets under management	$78,149	$77,852	$81,082	$76,993	$78,072
Client assets under advisement	6,862	7,886	8,038	5,955	5,573
Total assets	$85,011	$85,738	$89,120	$82,948	$83,645

Investments in New Businesses:
Equity and fixed-income programs	$2,269	$2,285	$2,825	$2,747	$2,661
Liquidity funds	223	631	246	297	288
Total assets under management	$2,492	$2,916	$3,071	$3,044	$2,949
Client assets under administration (E)	15,411	14,848	15,110	14,791	14,846
Client assets under advisement	1,248	1,886	2,021	2,185	2,219
Total assets	$19,151	$19,650	$20,202	$20,020	$20,014

LSV Asset Management:
Equity and fixed-income programs (B)	$93,616	$90,197	$93,855	$86,501	$87,114

Total:
Equity and fixed-income programs (C)	$271,851	$267,611	$280,858	$266,535	$267,545
Collective trust fund programs	161,666	192,753	204,435	202,389	209,496
Liquidity funds	10,059	10,161	8,046	7,789	8,935
Total assets under management	$443,576	$470,525	$493,339	$476,713	$485,976
Client assets under advisement	8,110	9,772	10,059	8,140	7,792
Client assets under administration (D)	983,339	1,020,976	1,045,974	1,055,943	1,084,278
Platform-only assets	21,413	22,802	26,948	27,642	27,807
Total assets	$1,456,438	$1,524,075	$1,576,320	$1,568,438	$1,605,853
(A)Collective trust fund program assets in the Investment Managers segment are included in assets under management since SEI is the trustee. Fees earned on this product are less than fees earned on customized asset management programs.
(B)Equity and fixed-income programs include $1.4 billion of assets managed by LSV in which fees are based solely on performance and are not calculated as an asset-based fee (as of March 31, 2025).
(C)Equity and fixed-income programs include $6.4 billion of assets invested in various asset allocation funds (as of March 31, 2025).
(D)    In addition to the assets presented, SEI also administers an additional $10.9 billion in Funds of Funds assets on which SEI does not earn an administration fee (as of March 31, 2025).
(E)    Client assets under administration include $14.8 billion of assets related to the Family Office Services business to be divested during the second quarter 2025 (as of March 31, 2025).

AVERAGE ASSET BALANCES
(In millions) (Unaudited)

	1st Qtr.	2nd Qtr.	3rd Qtr.	4th Qtr.	1st Qtr.
	2024	2024	2024	2024	2025
Investment Managers:
Collective trust fund programs (A)	$156,737	$189,884	$198,839	$204,954	$208,720
Liquidity funds	207	227	245	223	256
Total assets under management	$156,944	$190,111	$199,084	$205,177	$208,976
Client assets under administration	938,804	982,806	1,005,111	1,034,500	1,061,282
Total assets	$1,095,748	$1,172,917	$1,204,195	$1,239,677	$1,270,258

Private Banks:
Equity and fixed-income programs	$24,593	$24,859	$25,823	$26,067	$25,894
Collective trust fund programs	4	5	5	4	4
Liquidity funds	3,902	2,734	2,858	2,814	2,961
Total assets under management	$28,499	$27,598	$28,686	$28,885	$28,859
Client assets under administration	7,753	7,884	8,074	8,395	8,488
Total assets	$36,252	$35,482	$36,760	$37,280	$37,347

Investment Advisors:
Equity and fixed-income programs	$72,689	$73,793	$76,111	$77,866	$77,287
Liquidity funds	4,649	4,348	4,264	3,031	3,119
Total Platform assets under management	$77,338	$78,141	$80,375	$80,897	$80,406
Platform-only assets	19,198	20,897	23,194	25,109	25,939
Platform-only assets-deposit program	849	886	1,176	2,186	2,187
Total Platform assets	$97,385	$99,924	$104,745	$108,192	$108,532

Institutional Investors:
Equity and fixed-income programs	$76,414	$75,203	$77,473	$77,399	$76,492
Collective trust fund programs	1	1	1	1	1
Liquidity funds	1,812	1,893	2,046	2,154	1,655
Total assets under management	$78,227	$77,097	$79,520	$79,554	$78,148
Client assets under advisement	6,498	7,508	7,925	6,991	5,741
Total assets	$84,725	$84,605	$87,445	$86,545	$83,889

Investments in New Businesses:
Equity and fixed-income programs	$2,200	$2,234	$2,432	$2,819	$2,801
Liquidity funds	214	471	546	269	274
Total assets under management	$2,414	$2,705	$2,978	$3,088	$3,075
Client assets under administration (E)	15,147	14,713	14,973	14,961	14,630
Client assets under advisement	1,194	2,014	1,885	2,110	2,205
Total assets	$18,755	$19,432	$19,836	$20,159	$19,910

LSV Asset Management:
Equity and fixed-income programs (B)	$90,708	$90,849	$93,195	$88,880	$87,790

Total:
Equity and fixed-income programs (C)	$266,604	$266,938	$275,034	$273,031	$270,264
Collective trust fund programs	156,742	189,890	198,845	204,959	208,725
Liquidity funds	10,784	9,673	9,959	8,491	8,265
Total assets under management	$434,130	$466,501	$483,838	$486,481	$487,254
Client assets under advisement	7,692	9,522	9,810	9,101	7,946
Client assets under administration (D)	961,704	1,005,403	1,028,158	1,057,856	1,084,400
Platform-only assets	20,047	21,783	24,370	27,295	28,126
Total assets	$1,423,573	$1,503,209	$1,546,176	$1,580,733	$1,607,726
(A)    Collective trust fund program average assets in the Investment Managers segment are included in assets under management since SEI is the trustee. Fees earned on this product are less than fees earned on customized asset management programs.
(B)    Equity and fixed-income programs during first-quarter 2025 include $1.4 billion of average assets managed by LSV in which fees are based solely on performance and are not calculated as an asset-based fee.
(C)    Equity and fixed-income programs include $6.4 billion of average assets invested in various asset allocation funds during first-quarter 2025.
(D)    In addition to the assets presented, SEI also administers an additional $10.6 billion of average assets in Funds of Funds assets during first-quarter 2025 on which SEI does not earn an administration fee.
(E)    Client assets under administration include $14.6 billion of average assets during first-quarter 2025 related to the Family Office Services business to be divested during the second quarter 2025.

SALES EVENTS
(In thousands) (Unaudited)

Net Recurring Sales Events

	1st Qtr.	2nd Qtr.	3rd Qtr.	4th Qtr.	1st Qtr.
	2024	2024	2024	2024	2025
Investment Processing-related Businesses:
Investment Managers	$20,407	$17,180	$23,319	$18,027	$25,296
Private Banks	247	4,331	9,417	9,245	7,059
Total Investment Processing-related Businesses	$20,654	$21,511	$32,736	$27,272	$32,355

Asset Management-related Businesses:
Private Banks-AMD	$(85)	$(494)	$(854)	$495	$(58)
Investment Advisors	(942)	(3,299)	2,686	1,339	888
Institutional Investors	(4,649)	(1,787)	(576)	(2,673)	41
Total Asset Management-related Businesses	$(5,676)	$(5,580)	$1,256	$(839)	$871

Newer Initiatives:
Investments in New Businesses (1)	$1,494	$(43)	$936	$1,778	$3,614

Total Net Recurring Sales Events	$16,472	$15,888	$34,928	$28,211	$36,840

Non-Recurring Sales Events

	1st Qtr.	2nd Qtr.	3rd Qtr.	4th Qtr.	1st Qtr.
	2024	2024	2024	2024	2025
Investment Processing-related Businesses:
Investment Managers	$1,213	$930	$712	$2,465	$835
Private Banks	2,613	4,431	8,796	6,622	7,060
Total Investment Processing-related Businesses	$3,826	$5,361	$9,508	$9,087	$7,895

Newer Initiatives:
Investments in New Businesses	$987	$717	$1,976	$921	$1,834

Total Non-Recurring Sales Events	$4,813	$6,078	$11,484	$10,008	$9,729

Total Sales Events

	1st Qtr.	2nd Qtr.	3rd Qtr.	4th Qtr.	1st Qtr.
	2024	2024	2024	2024	2025
Investment Processing-related Businesses:
Investment Managers	$21,620	$18,110	$24,031	$20,492	$26,131
Private Banks	2,860	8,762	18,213	15,867	14,119
Total Investment Processing-related Businesses	$24,480	$26,872	$42,244	$36,359	$40,250

Asset Management-related Businesses:
Private Banks-AMD	$(85)	$(494)	$(854)	$495	$(58)
Investment Advisors	(942)	(3,299)	2,686	1,339	888
Institutional Investors	(4,649)	(1,787)	(576)	(2,673)	41
Total Asset Management-related Businesses	$(5,676)	$(5,580)	$1,256	$(839)	$871

Newer Initiatives:
Investments in New Businesses (1)	$2,481	$674	$2,912	$2,699	$5,448

Total Sales Events	$21,285	$21,966	$46,412	$38,219	$46,569
(1) Includes $1.6 million in total sales events during first-quarter 2025 related to the Family Office Services business to be divested during the second quarter 2025. The net annualized recurring revenues associated with these sales events is approximately $994 thousand.